UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2008

AMERICAN URANIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52824	98-0491170
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1201 - 1166 Alberni St., Vancouver, BC, Canada V6E 3Z3
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 685-6153

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 12, 2008 Devinder Randhawa resigned as a director of American Uranium Corporation (the “Company”). Mr. Randhawa’s resignation was not as a result of any disagreement on any matter relating to the Company’s operations, policies or practices.

Our board of directors now includes Robert A. Rich and Hamish Malkin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN URANIUM CORPORATION

/s/ Hamish Malkin
Hamish Malkin
Chief Financial Officer and Director

Date: February 13, 2008